Exhibit 10.13

NONQUALIFIED STOCK OPTION AGREEMENT

THIS AGREEMENT, effective as of                                  is made by and between Celator Pharmaceuticals, Inc. (the “Company”), a Delaware corporation, and                                  (the “Employee”), an employee of the Company.

Recitals:

WHEREAS, the Company has established the Celator Pharmaceuticals, Inc. Amended and Restated 2005 Equity Incentive Plan (the “Plan”), the terms of which are hereby incorporated by this reference and made a part of this Agreement; and

WHEREAS, the Committee (as hereinafter defined) has determined that it would be in the best interest of the Company to grant a stock option under the Plan, as provided for herein, to the Employee as an incentive for increased efforts during the Employee’s employment by the Company, subject to the execution and delivery by the Employee of this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE 1

DEFINITIONS

Whenever the following terms are used in this Agreement, they shall have the meanings specified below unless the context clearly indicates to the contrary.

“Act” shall mean the Federal Securities Act of 1933, as amended.

“Cause” shall have the meaning set forth in Section 5(f)(v)(D) of the Plan.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Committee established in accordance with Section 1(a) of the Plan, if one has been appointed, or the Board of Directors of the Company if no Committee has been appointed.

“Common Stock” shall mean the $.001 par value Common Stock of the Company.

“Option” shall mean the nonqualified stock option to purchase Common Stock granted under this Agreement.

“Plan” shall have the meaning set forth in the first Recital paragraph above.

“Retirement” shall mean a termination of employment by reason of an Employee’s retirement at or after the Employee’s earliest permissible retirement date pursuant to and in accordance with a regular retirement plan or the personnel practices of the Company

“Right of First Refusal Agreement” shall mean the Second Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of August 25, 2010 among the Company and its stockholders, as such agreement may be amended from time to time and then in effect.

“Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Termination of Employment” shall mean the time when the employee-employer relationship between the Employee and the Company or a Subsidiary is terminated for any reason, including, but not limited to, a termination by resignation, discharge, death or Retirement, but excluding any termination where there is a simultaneous reemployment by the Company or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not limited to, whether a Termination of Employment resulted from a discharge for Cause and whether a particular leave of absence constitutes a Termination of Employment; provided, however, that a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for purposes of Section 422(a)(2) of the Code and the then applicable Regulations and Revenue Rulings under Section 422(a)(2).

“Voting Agreement” shall mean the Second Amended and Restated Voting Agreement dated as of August 25, 2010 among the Company and its stockholders, as such agreement may be amended from time to time and then in effect.

ARTICLE 2

GRANT OF OPTION

Section 2.1 - Grant of Option

In consideration of the Employee’s employment by the Company and for other good and valuable consideration, on the date hereof the Company grants to the Employee the Option to purchase any part or all of a total of                                  shares of the Company’s Common Stock upon the terms and conditions set forth in this Agreement. The Option shall be subject in all respects to the provisions of this Agreement and of the Plan. The Option is not intended to be an incentive stock option under Section 422 of the Code.

Section 2.2 - Purchase Price

The purchase price of the shares of Common Stock covered by the Option shall be US$             per share.

Section 2.3 - Adjustments in Option

The number of shares subject to issuance upon exercise of the Option and the purchase price thereof are subject to adjustment in accordance with Section 3(b) of the Plan.

ARTICLE 3

EXERCISABILITY OF OPTIONS

Section 3.1 - Commencement of Exercisability

Subject to the provisions of this Article 3, the Option shall vest and become exercisable as follows: (a)                                  shares shall vest and become exercisable on September 10, 2011 and (b) the remaining                                  shares shall vest and become exercisable in          consecutive monthly installments of                                  shares each on the     th day of each month, beginning                                  and continuing through                                  and a final monthly installment of                                  shares on                                 , provided that the Employee continues to be employed by the Company on the respective vesting date.

Section 3.2 - Duration of Exercisability

Upon vesting, the installments provided for in Section 3.1 shall be cumulative. Each such installment that vests and becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

Section 3.3 - Expiration of Option

The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a) the expiration of ten years from the date the Option is granted;

(b) the expiration of three months after the date of the Employee’s Termination of Employment unless such Termination of Employment results from the Employee’s (i) death, (ii) Retirement, (iii) disability (within the meaning of Section 22(e)(3) of the Code), or (iv) Cause;

(c) the expiration of one year from the date the Employee’s Termination of Employment by reason of the Employee’s death, Retirement or disability (within the meaning of Section 22(e)(3) of the Code); or

(d) the date of the Employee’s Termination of Employment if the Termination of Employment is for Cause.

ARTICLE 4

EXERCISE OF OPTION

Section 4.1 - Person Eligible to Exercise

During the lifetime of the Employee, only the Employee may exercise the Option or any portion thereof. After the death of the Employee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by the Employee’s personal representative or by any person empowered to do so under the Employee’s will or under the then applicable laws of descent and distribution.

Section 4.2 - Partial Exercise

Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3; provided, however, that each partial exercise shall be for whole shares only.

Section 4.3 - Manner of Exercise

The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.3:

(a) Notice in writing signed by the Employee or the other person then entitled to exercise the Option or any portion, stating that the Option or portion is thereby exercised, such notice complying with all applicable rules established by the Committee;

(b) (i) Full payment (in cash or by check) for the shares with respect to which the Option or portion is exercised; or

 (ii) If the Committee in its sole discretion shall so permit, shares of Common Stock owned by the Employee duly endorsed for transfer to the Company with a fair market value on the date of delivery equal to the aggregate purchase price of the shares with respect to which the Option or portion is exercised; or

 (iii) If the Committee in its sole discretion shall so permit, a combination of the consideration provided in the foregoing Sections 4.3(b)(i) and 4.3(b)(ii);

(c) A bona fide written representation and agreement in a form satisfactory to the Board, signed by the Employee or other person then entitled to exercise the Option or portion, stating that the shares of stock are being acquired for the Employee’s own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Act, and then applicable rules and regulations thereunder, and that the Employee or other person then entitled to exercise the Option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Committee may, in its absolute discretion, take whatever additional action it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of the Option shall bear an appropriate legend referring to the provisions of this Section 4.3(c) and the agreements herein and therein. The written representation and agreement referred to in the first sentence of this Section 4.3(c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Act, and such registration is then effective in respect of such shares;

(d) Written Joinders to the Right of First Refusal Agreement and the Voting Agreement, as provided in Section 5.2; and

(e) In the event the Option or portion shall be exercised pursuant to Section 4.1 by any person or persons other than the Employee, appropriate proof of the right of such person or persons to exercise the Option.

Section 4.4 - Conditions to Issuance of Stock Certificates

The shares of Common Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares that have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges or stock markets on which such class of stock is then listed;

(b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any state or federal government agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

(d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

Section 4.5 - Rights as Stockholder

The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until such part of the Option is exercised in accordance with its terms.

ARTICLE 5

TRANSFER OF OPTIONS AND SHARES

Section 5.1 - Options Not Transferable

Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Employee or the Employee’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.1 shall not prevent transfers by will or by the applicable laws of descent and distribution.

Section 5.2 - Joinders to Right of First Refusal Agreement and Voting Agreement

As a condition to the exercise of the Option or any portion thereof, the Employee or other person entitled to exercise the Option shall enter into written Joinders to the Right of First Refusal Agreement and the Voting Agreement.

Section 5.3 - Holdback Agreement

If the Company at any time shall register shares of Common Stock or other securities under the Act for sale to the public, the Employee agrees that, at the request of the Company or the underwriters managing any underwritten offering of the Company’s securities, the Employee will not sell, make any short sale of, grant an option for the purchase of, loan, pledge or otherwise dispose of or encumber any shares of Common Stock purchased or purchasable upon the exercise of the Option without the prior written consent of the Company or the managing underwriter of the offering, as the case may be, for a period designated in writing to the Employee, which period shall not begin more than ten days prior to the effectiveness of the registration statement pursuant to which such public offer will be made and shall not last more than 180 days after the effective date of such registration statement. If so requested, the Employee will also enter into a separate written agreement to such effect in form and substance requested by the Company or the managing underwriter of the offering, as the case may be.

ARTICLE 6

MISCELLANEOUS

Section 6.1 - Administration

The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option.

Section 6.2 - Withholding

All amounts that, under federal, state or local law, are required to be withheld from the amount payable with respect to any Option shall be withheld by the Company. Whenever the Company proposes or is required to issue or transfer shares of Common Stock, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

Section 6.3 - No Right of Continued Service

Nothing in this Agreement or in the Plan shall confer upon the Employee any right to continue as a Employee to the Company or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to terminate the service of the Employee at any time for any reason whatsoever, with or without cause.

Section 6.4 - Notices

Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Employee shall be addressed to the Employee at the address given beneath the Employee’s signature hereto. By a notice given pursuant to this Section 6.4, either party may hereafter designate a different address for notices to be given to such party. Any notice that is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee’s personal representative if such representative has previously informed the Company of such representative’s status and address by written notice under this Section 6.4. Any notice shall have been deemed duly given when addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service, or sent by overnight courier (charges prepaid) or by confirmed facsimile.

Section 6.5 - Survival

Each provision of this Agreement that, by its terms, is intended to survive beyond the exercise of the Option shall continue in effect thereafter until such time as such term shall no longer apply.

Section 6.6 - Entire Agreement

This Agreement and the Plan set forth the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties regarding the Option.

Section 6.7 - Successors and Assigns

This Agreement shall inure to the successors and assigns of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by the Employee, except to the extent expressly permitted herein.

Section 6.8 - Titles

Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

CELATOR PHARMACEUTICALS, INC.

By:
Title:

Employee’s Address:

Employee’s Taxpayer Identification Number: